BankBoston, N.A.
              (formerly known as The First National Bank of Boston)
                               100 Federal Street
                           Boston, Massachusetts 02110

                        BankAmerica Business Credit, Inc.
                               40 East 52nd Street
                            New York, New York 10022

                             Heller Financial, Inc.
                                 101 Park Avenue
                            New York, New York 10 178

                                  June 4, 1997

The Leslie Fay Companies, Inc.
1412 Broadway
New York, NY 10018
           Attention:          Warren T. Wishart
           Vice President and Chief Financial Officer

The CIT Group / Commercial Services, Inc.
1211 Avenue of the Americas
New York, NY 10036
           Attention:          Richard Lyons

                     Re:   Payout Arrangements

Ladies and Gentlemen:

           1. Reference is hereby made to the Post-Petition Credit Agreement, dated as of May 2, 1995 (as amended and in effect from time to time, the "Credit Agreement") by and among (a) The Leslie Fay Companies, Inc., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the "Borrower"), (b) Leslie Fay Licensing Corp., a Delaware corporation, Spitalnick Corp., a New York corporation, and Hue, Inc., a New York corporation, each a wholly owned Subsidiary of the Borrower and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as guarantors (the "Guarantors"), (c) the Lenders party thereto, (d) BankBoston, N.A. (formerly known as The First National Bank of Boston), a national banking association, ("FNBB") and BankAmerica Business Credit, Inc., a Delaware corporation ("BABC"),


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The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 2


as facility agents (the "Facility Agents") and (e) FNBB as administrative agent and collateral agent (the "Administrative Agent") for the Lenders (the Facility Agents and the Administrative Agent, each an "Agent" and, collectively, the "Agents"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement. The CIT Group/ Commercial Services, Inc. is referred to herein as "CIT".

           2. The Borrower has advised the Lenders that it intends to repay all amounts due under the Credit Agreement and has requested that the Lenders provide the Borrower with appropriate payoff figures for the principal, interest, fees and other amounts owing by the ' Borrower to the Lenders under the Credit Agreement. The pay-off figures for the Borrower as of June 2, 1997 (the "Computation Date") under the Credit Agreement are as follows (collectively, together with any increases in principal, additional interest or fees accruing or arising, or legal fees and expenses incurred, after the Computation Date, the "Pay-Off Amount"):


Principal:                                              $0.00
Interest:                                               $0.00
Commitment Fee:                                         $16,349.13
Deposit for Controlled
Disbursement Account
Outstanding Checks:                                     $1,693,180.99
Lock Box Account Reserve:                               $20,000.00
Documentary Letter of
Credit Fees:                                            $33,654.72
Standby Letter of
Credit Fees:                                            $14,281.95
BankAmerica Business
Credit, Inc. Legal Fees:                                $10,000.00

Total                                                   $1,787,466.79


           3. The Borrower and/or its Subsidiaries currently have outstanding under the Credit Agreement the Letters of Credit listed on Schedule 1 attached hereto (the "Existing Letters of Credit"). As a condition to the effectiveness of this Agreement, the Borrower shall deliver, or shall cause CIT to deliver, to the Administrative Agent, a letter of credit issued by The Chase Manhattan Bank, substantially in the form attached hereto as Exhibit A, (the "CIT Letter of Credit"), in the face amount, of $8,321,492.41 (equal to 105% of the aggregate face amount of the Existing Letters of Credit) with respect to such Existing Letters of Credit. The Administrative

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 3


Agent shall  notify the  Borrower by telephone  or  telecopier  (Telephone  No.:
212-221-4076, Telecopier No. 212-221-4033, Attention: Warren T. Wishart) of any drawing under any Existing Letter of Credit. The Borrower shall, not later than 3:00 p.m. on the Business Day immediately following the time of the sending of such notification by the Administrative Agent, deposit with the Administrative Agent, in the Checking Account referred to in paragraph 8 below, in immediately available funds, the amount of such drawing under such Existing Letter of Credit, plus any fees and expenses associated with such Existing Letter of Credit. If the Borrower shall fail to so pay such amount to the Administrative Agent by such time, the Administrative Agent may draw against the CIT Letter of Credit an amount equal to the amount drawn under such Existing Letter of Credit, plus any fees and expenses associated with such Existing Letter of Credit.

           The Administrative Agent agrees that it shall, with reasonable promptness (but in any event within three (3) Business Days) after (i) receipt from the Borrower of the amount of a drawing under an Existing Letter of Credit, together with all fees and expenses associated with such Existing Letter of Credit and/or such drawing, and (ii) the cancellation or reduction of an Existing Letter of Credit which has been authorized by the beneficiary thereunder, cause a certificate to be delivered to The Chase Manhattan Bank to authorize a reduction (which shall be effective automatically and immediately upon receipt by The Chase Manhattan Bank ("Chase") of such certificate) in the face amount of the CIT Letter of Credit. Each such reduction shall be in an amount equal to 105% of the amount of the drawing under, or the reduction or cancellation of, such Existing Letter of Credit; provided, however, in no event shall the face amount of the CIT Letter of Credit be less than 105% of the undrawn face amount of all remaining Existing Letters of Credit.

           In the event of an expiration of an Existing Letter of Credit which expires in the United States of America, the Administrative Agent agrees that it shall, with reasonable promptness (but in any event within three (3) Business
Days) after the date of the expiration of such Existing Letter of Credit, cause a certificate to be delivered to The Chase Manhattan Bank to authorize a reduction (which shall be effective automatically and immediately upon receipt by The Chase Manhattan Bank of such certificate) in the face amount of the CIT Letter of Credit. Each such reduction shall be in an amount equal to 105% of the amount of the face amount of the Existing Letter of Credit which has expired; provided, however, in no event shall the face amount of the CIT Letter of Credit be less than 105% of the undrawn face amount of all remaining Existing Letters of Credit.

           In the event of an expiration of an Existing Letter of Credit which expires outside the United States of America, the Administrative Agent agrees that it shall, with reasonable promptness (but in any event within three (3) Business Days) after the date that is thirty (30) days

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 4


after the date of the expiration of such Existing Letter of Credit, cause a certificate to be delivered to The Chase Manhattan Bank to authorize a reduction (which shall be effective automatically and immediately upon receipt by The Chase .Manhattan Bank of such certificate) in the face amount of the CIT Letter of Credit. Each such reduction shall be in an amount equal to 105% of the amount of the face amount of the Existing Letter of Credit which has expired; provided, however, in no event shall the face amount of the CIT Letter of Credit be less than 105% of the undrawn face amount of all remaining Existing Letters of Credit.

           The Borrower hereby irrevocably authorizes and directs FNBB, upon FNBB's reimbursement (by a drawing under the CIT Letter of Credit) for a drawing under an Existing Letter of Credit, to deliver to The Chase Manhattan Bank any documents and drafts delivered to FNBB in connection with such drawing under such Existing Letter of Credit.

           4. From and after the Computation Date and until the Pay-Off Date (as defined below), interest shall continue to accrue on the unpaid principal amount of the Advances and fees shall continue to accrue at the rates set forth in the Credit Agreement. The Borrower further agrees to pay any and all legal fees and expenses incurred by counsel to the Administrative Agent and the Lenders in connection with this letter and the termination of the Credit Agreement and the other Loan Documents, including those amounts which are billed after the Computation Date. Upon request of the Borrower, the Lenders shall provide the Borrower with a revised figure for the amount of increases in principal outstanding, accrued interest and additional fees to be paid as part of the Pay-Off Amount plus any additional legal fees and expenses incurred since the Computation Date and to be paid as part of the Pay-Off Amount.

           5. The Borrower authorizes and directs the Administrative Agent to transfer the Pay- Off Amount from the Borrower's Account No. 50289813 located at the Administrative Agent to BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110 (ABA No.: 011-000390, Attention: Commercial Loan Services,
Reference: The Leslie Fay Companies, Inc.). The Borrower further authorizes and directs the Administrative Agent to transfer $8,902,160.58 from such account to the account of Sassco Fashions, Ltd., Account No. 51299228 located at the Administrative Agent.

           6. (a) Subject to the provisions of ss.6(b), the Agents and the Lenders acknowledge and agree that, upon the receipt by:

           (i) the Lenders of payment in full in cash of the Pay-Off Amount, including any additional interest or other amounts accruing or arising after the Computation Date;

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 5


           (ii)       the Administrative Agent of the CIT Letter of Credit; and

           (iii) the Administrative Agent of evidence of cancellation of the Administrative Agents Irrevocable Letters of Credit Nos. 50090143 and 50090135 issued for the benefit of Lumbermens Mutual Casualty Company and Hartford Fire Insurance Company, respectively (collectively, the "Insurance Letters of Credit"), in each the case on or prior to 2:00 p.m. (Boston time) on the date of such receipt of the Pay-Off Amount and the CIT Letter of Credit (the time of the Lenders' receipt of such payment and such Letter of Credit being hereinafter referred to as the "Pay-Off Date"), and except as otherwise set forth herein,
(A) all indebtedness and obligations of the Borrower to the Leaders under or in respect of the Credit Agreement and the other Loan Documents shall be deemed to be and shall be paid and discharges in full and (B) the Agents and the Lenders shall, at the expense of the Borrower, release all security interests and liens which the Borrower may have granted to the Administrative Agent pursuant to the Loan Documents. In addition, each of the Administrative Agent and Lenders agrees that on and after the Payoff Date, the Existing Letters of Credit shall be deemed to have been issued solely on behalf of FNBB and not on behalf of any of the other Lenders. The other Lenders shall not have any obligations to the Administrative Agent or to the issuer of the Existing Letters of Credit on or after the Payoff Date in connection with the Existing Letters of Credit (or any of the matters set forth in paragraphs 8 and 9 hereof) or be entitled to any fees or other payments with respect thereto.

           (b) Notwithstanding anything to the contrary contained herein, the Borrower acknowledges and agrees that its obligations and liabilities under the Credit Agreement and the other Loan Documents shall be reinstated with full force and effect, if at any time on or after the Pay-Off Date, (A) all or any portion of the Pay-Off Amount paid to the Lenders is voided or rescinded or must otherwise be returned by the Lenders to the Borrower upon the Borrower's insolvency, bankruptcy or reorganization or otherwise, all as though such payment had not been made or (B) the Administrative Agent is not, for any reason, fully reimbursed (whether pursuant to the CIT Letter of Credit or otherwise) for any drawing made under the Existing Letters of Credit.

           7. By signing a counterpart of this letter where indicated below, the Borrower hereby terminates and irrevocably releases all Commitments of the Lenders, the Issuing Bank and the Agents under, or in connection with, the Credit Agreement.

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 6


           8. The Borrower currently maintains various controlled disbursement accounts with the Administrative Agent (Account Nos.: 80020668, 80020676, 80026373) (collectively, the "Controlled Disbursement Accounts"). The Borrower intends after the Payoff Date to enter into alternative cash management arrangements with CIT. This paragraph 8 (and paragraph 9 below) sets forth certain transitional arrangements with respect to the cash management arrangements of the Borrower. The Borrower hereby represents and warrants that the aggregate amount of all checks currently outstanding drawn against the Controlled Disbursement Accounts does not exceed $1,693,180.99. The Borrower shall not issue any other checks against the Controlled Disbursement Accounts. In order to permit checks drawn against the Controlled Disbursement Accounts to be cleared on or after the Payoff Date by the Administrative Agent, the Borrower shall deposit with the Administrative Agent, simultaneously with the delivery to the Lenders of the Payoff Amount, an amount equal to $1,693,180.99 in immediately available funds into the Borrower's checking account at the Administrative Agent (Account No.: 50289813) (the "Checking Account") as security for the obligations of the Borrower in respect of checks drawn against the Controlled Disbursement Accounts. Such $1,693,180.99 amount, the $20,000.00 amount referred to in paragraph 9 below, and the amounts deposited into the Checking Account pursuant to paragraph 3 hereof, will be available to the Administrative Agent to pay or fund amounts owing to the Administrative Agent in connection with the Borrower's cash management arrangements and to cover drawings under, and fees and expenses associated with, Existing Letters of Credit. Except as expressly set forth in this letter agreement, the Borrower shall not have the right to withdraw any of such funds from the Administrative Agent. The Borrower hereby authorizes the Administrative Agent to withdraw amounts from the Checking Account to cover the payment of checks drawn against the Controlled Disbursement Accounts and to cover drawings under", and fees and expenses associated with, Existing Letters of Credit. In no event will the Administrative Agent have any obligation to honor any checks drawn against any of the Controlled Disbursement Accounts unless such checks are covered by good, immediately available funds in the Controlled Disbursement Accounts or the Checking Account, as the case may be, and the Borrower has not terminated the authority of the Administrative Agent to withdraw amounts therefrom to cover such checks. In the event that on any given day there are insufficient immediately available funds in the Controlled Disbursement Accounts or the Checking Account, as the case may be, to cover all checks that have been presented to be honored by the Administrative Agent, then the Administrative Agent will honor the checks presented in the order of smallest to greatest amount to the extent of the immediately available funds. On June 30, 1997 the Controlled Disbursement Accounts shall be closed, and the Administrative Agent shall have no obligation to honor any checks drawn thereon which are presented for payment after such Controlled Disbursement Accounts are closed. Promptly thereafter, the remaining balance, if any, in the Controlled Disbursement Accounts will be turned over to the Borrower. The Borrower will remain fully liable in any event for any checks honored through the Controlled Disbursement

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 7


Accounts or otherwise which are not covered by the balance in the Controlled Disbursement Accounts or the Checking Account, as the case may be.

           The Borrower hereby pledges, assigns and sets over to the Administrative Agent and grants the Administrative Agent a continuing security interest in all balances contained in the Controlled Disbursement Accounts and the Checking Account as security for the prompt payment 'Of all amounts drawn under the Controlled Disbursement Accounts which are honored by the
Administrative Agent, all fees and service charges with respect to the administration of the Controlled Disbursement Accounts, and all amounts to cover drawings under, and fees and expenses associated with, Existing Letters of Credit. The Borrower and CIT agree, jointly and severally, to indemnify and hold the Administrative Agent harmless from any and all costs, expenses and related charges arising from presentation of items drawn on the Controlled Disbursement Accounts, including, but not limited to the amount of all disbursements, any fees related to the Controlled Disbursement Accounts and all attorneys' fees arising out of the enforcement of this indemnity and pledge.

           The Borrower shall continue to be obligated to pay the Administrative Agent the applicable fees and service charges with respect to administration of the Controlled Disbursement Accounts for all periods that the Controlled Disbursement Accounts remain open, in accordance with the existing arrangements among the parties relating to the Controlled Disbursement Accounts. At the time the Controlled Disbursement Accounts are closed pursuant hereto, all such fees and service charges then accrued and unpaid shall be due and payable by the Borrower and the Borrower hereby authorizes the Administrative Agent to satisfy such fees and charges by applying any amounts in the Controlled Disbursement Accounts or the Checking Account, as the case may be, thereto. Such existing arrangements with respect to the Controlled Disbursement Accounts shall remain in effect, in accordance with their terms, except that, to the extent the terms of such arrangements conflict with or are inconsistent with the terms of this letter, this letter shall govern.

           9. Pursuant to the existing cash management agreements between the Borrower and the Administrative Agent, the Borrower currently maintains a post office box, into which remittances and other payments on receivables of the Borrower are mailed, and a depository account into which the Administrative Agent deposits all remittances from time to time received in the post office box (such post office box and depository accounts, collectively, the "Lock Box Accounts"), The Administrative Agent agrees that it shall maintain the Lock Box Accounts pursuant to the existing arrangements among the parties relating thereto until the date that is ninety (90) days after the Pay-Off Date. After such date, the Lock Box Accounts shall be closed and all items sent to the Administrative Agent to be deposited therein after the closing of the Lock Box Accounts shall (a) through and until December 31, 1997, be forwarded to The ClT Group /

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 8


Commercial Services,  Inc., 1211 Avenue of the Americas,  New York, NY 10036 and
(b) after December 31, 1997, be returned to the sender thereof In addition, the Administrative Agent retains the right to terminate the existing lock box arrangements on reasonable prior written notice to the Borrower and CIT.

           In the case of any checks or other items payable to the Borrower (a) received by or delivered to the Administrative Agent for deposit in the Lock Box Accounts on or prior to the Payoff Date but which have not been credited to any deposit account of the Borrower on or prior to the Payoff Date or (b) received by or delivered to the Administrative Agent for deposit after the Payoff Date, the Administrative Agent will (and hereby is authorized by the Borrower to) use commercially reasonable efforts to arrange for the settlement and clearance of such items in accordance with the Administrative Agent's customary practice, at the Borrower's expense. The Administrative Agent further agrees that it shall transfer each business day the net amount of collected funds in the Lock Box Account received by the Administrative Agent from cleared checks deposited into the Lock Box Account to CIT at account no. 54150519.

           The Borrower hereby transfers and assigns to Leslie Fay Marketing Inc. ("Leslie Fay Marketing") and Leslie Fay Marketing hereby transfers and assigns to CIT, all of its right, title and interest to the Lock Box Accounts and all items deposited therein (subject to the existing arrangements with the Administrative Agent governing such Lock Box Accounts) and the Borrower agrees that it shall have no further right to the funds in the Lock Box Accounts.

           Following the Pay-Off Date, the Administrative Agent and CIT shall enter into further agreements to govern the Lock Box Accounts.

           The Borrower and CIT (for the account of the Borrower), jointly and severally, hereby agree to indemnify the Administrative Agent with respect to any checks or other items which have been or are credited to any deposit account of the Borrower or the proceeds of which have been paid to CIT by the Administrative Agent, but which are returned to the Administrative Agent either totally or partially uncollected, provided that the foregoing indemnity by CIT shall only be effective for claims made by the Administrative Agent on or before the date that is ninety (90) days after the date on which the Lock Box Accounts are closed. The Administrative Agent agrees to notify the Borrower and CIT promptly as to the details of any returned item. Each of the Borrower and CIT (for the account of the Borrower), jointly and severally, agrees to immediately provide the Administrative Agent with immediately available and freely transferable funds to cover the amount of any such returned item. The Borrower shall continue to be obligated to pay the Administrative Agent the applicable fees and service charges with respect to the administration

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 9


of the Lock Box Accounts for all periods that the Lock Box Accounts remain open, in accordance with the existing arrangements among the parties relating to the Lock Box Accounts

           As security for the aforementioned obligations of the Borrower, the Borrower will deposit with the Administrative Agent, simultaneously with the delivery to the Lenders of the Payoff Amount, $20,000.00 in immediately available funds for deposit into the Checking Account. The Borrower hereby authorizes the Administrative Agent to withdraw amounts from the Lock Box Accounts or the Checking Account and apply them to the payment of such fees and expenses. At the time that the Controlled Disbursement Accounts and the Lock Box Accounts are closed, and all fees and expenses owing thereunder or in connection therewith have been paid to the Administrative Agent, any excess amount remaining in the Checking Account shall be refunded to the Borrower by payment to CIT.

           10. On the Pay-Off Date, the Lenders will deliver the following to the Borrower at the Borrower's sole cost and expense:

                      (a) The Promissory Note, payable to The First National Bank of Boston, dated May 18, 1995, in the principal amount of $30,000,000;

                      (b) The Promissory Note, payable to BankAmerica Business Credit, Inc., dated May 18, 1995, in the principal amount of $30,000,000;

                      (c) The Promissory Note, payable to Heller Financial, Inc., dated May 18, 1995, in the principal amount of $20,000,000;

                      (d) UCC-3 termination statements duly executed by the Administrative Agent and in form suitable for filing in those jurisdictions listed on Schedule 2 attached hereto; and

                      (e) certificates representing the shares of stock pledged pursuant to the Security Agreement (other than the certificates representing the shares of stock of Sassco Europe, Ltd., ASL Retail Outlets, Inc., Asia Expert Limited, Viewmon, Ltd., and Tomwell, Ltd.).

           11. The Lenders and the Agents further agree to deliver to the Borrower, after the Pay-Off Date, at the Borrower's sole cost and expense, such other releases or termination statements as the Borrower may reasonably request in connection with the above-described release of the liens and security interests granted to the Administrative Agent and the Lenders pursuant to the Loan Documents.

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 10


           12. Each of the undersigned Guarantors hereby reaffirms its unconditional, joint and several obligation to pay all of the Obligations of the Borrower under the Credit Agreement and the other Loan Documents and hereby unconditionally, irrevocably, and jointly and several guarantees the punctual payment and performance of the obligations of the Borrower under this letter agreement.

           13. Please acknowledge that the foregoing amounts referred to in Paragraph 2 and Paragraph 3 above are due and owing pursuant to the provisions of the Credit Agreement and confirm your agreement to the terms and provisions of this letter by returning to the Lenders a counterpart of this letter signed by the Borrower and by CIT. This letter may be executed in several counterparts (and by each party on a separate counterpart), each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement. Upon the execution and delivery of this letter by the Agents, the Lenders, the Borrower, the Guarantors, and CIT, this letter shall take effect as a binding agreement among us, to be governed by and construed in accordance with the internal laws (without regard to principles of conflicts of laws) of the Commonwealth of Massachusetts.

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 11


Very truly yours,
Facility Agents:

BANKAMERICA BUSINESS CREDIT, INC.


By _________________________________
           Alan F. McKay, Vice President

BANKBOSTON, N.A. (f/k/a The First National
  Bank of Boston)


By _________________________________

Administrative Agent:

BANKBOSTON, N.A. (f/k/a The First National
  Bank of Boston)


By _________________________________

Lenders:

BANKBOSTON, N.A. (f/k/a The First National
  Bank of Boston)


By _________________________________

BANKAMERICA BUSINESS CREDIT, INC.


By _________________________________
           Alan F. McKay, Vice President

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 12


HELLER FINANCIAL, INC.


By _________________________________
                     Iris Steinhardt, Vice President



Acknowledged and Agreed:

THE CIT GROUP / COMMERCIAL SERVICES, INC.


By _________________________________
   Name:
   Title:

THE LESLIE FAY COMPANIES, INC.,
a Debtor and Debtor in Possession


By _________________________________
   Warren T. Wishart
   Senior Vice President and Chief Financial Officer


LESLIE FAY MARKETING, INC.,
a Delaware corporation (solely with respect to Section 9)


By _________________________________
   Warren T. Wishart
   Senior Vice President and Chief Financial Officer

The Leslie Fay Companies, Inc.
The CIT Group / Commercial Services, Inc.
Page 13


Guarantors:

LESLIE FAY LICENSING CORP., a
Debtor and Debtor in Possession


By _________________________________
   Warren T. Wishart
   Vice President and Chief Financial Officer

SPITALNICK CORP., a Debtor
and Debtor in Possession


By _________________________________
   Warren T. Wishart
   Vice President and Chief Financial Officer


HUE, INC., a Debtor and
Debtor in Possession


By _________________________________
   Warren T. Wishart
   Vice President and Chief Financial Officer

                                                                      Schedule 1

                           Existing Letters of Credit



  L/C                                       ISSUE   EXPIRY
NUMBER                APPLICANT             DATE     DATE         BALANCE IN US$

70026331    The Leslie Fay Companies, Inc.          6/2/97       $   22,162.05
70026371    The Leslie Fay Companies, Inc.          5/1/97       $    3,782.88
70026336    The Leslie Fay Companies, Inc.          5/16/97      $   35,215.20
70026349    The Leslie Fay Companies, Inc.          7/21/97      $  614,355.00
70026388    The Leslie Fay Companies, Inc.          6/22/97      $  252,467.25
70026393    The Leslie Fay Companies, Inc.          7/6/97       $  657,510.00
70026328    The Leslie Fay Companies, Inc.          6/21/97      $   17,359.65
70026329    The Leslie Fay Companies, Inc.          6/21/97      $   28,413.00
70026330    The Leslie Fay Companies, Inc.          6/5/97       $   39,737.25
70026340    The Leslie Fay Companies, Inc.          5/5/97       $   12,400.95
70026372    The Leslie Fay Companies, Inc.          6/21/97      $  535,500.00
70026389    The Leslie Fay Companies, Inc.          6/20/97      $   59,550.15
70026391    The Leslie Fay Companies, Inc.          5/24/97      $   24,810.98
70026394    The Leslie Fay Companies, Inc.          6/14/97      $  399,275.60
70026413    The Leslie Fay Companies, Inc.          6/28/97      $   65,786.70
70026414    The Leslie Fay Companies, Inc.          8/6/97       $  278,642.70
70026415    The Leslie Fay Companies, Inc.          8/13/97      $   85,050.00
70026416    The Leslie Fay Companies, Inc.          6/21/97      $    6,614.74
LCI-000653  The Leslie Fay Companies, Inc.          5/31/97      $        0.68
LCI-107783  The Leslie Fay Companies, Inc.          7/21/97      $4,786,596.09

            TOTAL                                                $7,925,230.87

                                   Schedule 2


                     [Attach Schedule of UCC Filings]

                                    Exhibit A

                     [Attach Form of CIT Letter of Credit]